AXA EQUITABLE

1290 Avenue of the Americas, New York, NY 10104

(Select One)
☐ AXA Equitable Life Insurance Company
☐ AXA Equitable Life and Annuity Company
☐ MONY Life Insurance Company of America
☐ MONY Life Insurance Company

Application for Life Insurance
(Part 1)

PRODUCT AND AMOUNT OF INSURANCE

Riders and Optional Benefits: Complete Optional Benefits Supplement for all non-variable products, and VUL Supplement for variable products.
Variable products are not available through AXA Equitable Life and Annuity Company and MONY Life Insurance Company.

Q2: If **Proposed Insured(s) is age 65 or older** and sum of face amounts applied for with AXA Equitable and all affiliated companies within past 12 months equals **$2 million** or more, Financial Supplement II is required.

For **Proposed Insured(s) under age 65** and sum of face amounts applied for with AXA Equitable and all affiliated companies within past 12 months equals **$2 million** or more, Financial Supplement is required.

Q7: If address is a P.O. Box or not an actual residence, proof of residence is required.

***Q7:** County required in AL, FL, GA, KY, LA and SC.

Q9: Max 6 months prior to application date.

Q11: If "Yes," provide license number; if "No," provide government ID number, if any.

Q14: If "No," complete Foreign Residence and Travel Supplement.

Q15: If less than 1 year at current occupation, give previous employment in Remarks Section.

1. **Product Name:** ____________ 2. **Amount of Insurance:** $____________

3. Is this a Term Conversion or Purchase Option? ☐ Yes ☐ No (If Yes, complete Term Policy/Rider Conversion or Purchase Option Supplement.)

PROPOSED INSURED 1

4. Name: ____________
First Middle Last
5. SS#: ____________
6. Gender: ☐ Male ☐ Female
7. Residence Address: ____________
No. & Street Bldg./Apt./Suite
City/Municipality County* State Zip Code
8. Date of birth: ____________ (mm/dd/yyyy)
8a. Birthplace: ____________
Country State
9. Backdate to save age: ☐ Yes ☐ No
10. Marital status: ☐ Single ☐ Married ☐ Widowed ☐ Divorced ☐ Separated
11. Do you have a driver's license? ☐ Yes ☐ No
Number: ____________
State: ____________ Expiration date: ____________
12. Phone numbers: Home ____________
Work ____________ Cell ____________
Best time to call: ____________ ☐ a.m. ☐ p.m.
☐ Home ☐ Work ☐ Cell
13. E-mail address: ____________
14. U.S. citizen: ☐ Yes ☐ No
15. Currently employed: ☐ Yes ☐ No ☐ Retired
Years at current job: ____________
16. Current occupation: ____________
Title Employer name
Occupation/Duties
Employer address (No. & Street)
(City, State, Zip Code)

PROPOSED INSURED 2 (IF APPLICABLE)

4. Name: ____________
First Middle Last
5. SS#: ____________
6. Gender: ☐ Male ☐ Female
7. Residence Address: ____________
No. & Street Bldg./Apt./Suite
City/Municipality County* State Zip Code
8. Date of birth: ____________ (mm/dd/yyyy)
8a. Birthplace: ____________
Country State
9. Backdate to save age: ☐ Yes ☐ No
10. Marital status: ☐ Single ☐ Married ☐ Widowed ☐ Divorced ☐ Separated
11. Do you have a driver's license? ☐ Yes ☐ No
Number: ____________
State: ____________ Expiration date: ____________
12. Phone numbers: Home ____________
Work ____________ Cell ____________
Best time to call: ____________ ☐ a.m. ☐ p.m.
☐ Home ☐ Work ☐ Cell
13. E-mail address: ____________
14. U.S. citizen: ☐ Yes ☐ No
15. Currently employed: ☐ Yes ☐ No ☐ Retired
Years at current job: ____________
16. Current occupation: ____________
Title Employer name
Occupation/Duties
Employer address (No. & Street)
(City, State, Zip Code)

APPLICANT, IF PROPOSED INSURED IS UNDER AGE 15

Applicant is the party who initiates and applies for the life insurance. In most cases, applicant and owner are the same, but in some instances, like parent as policy owner, grandparent as applicant, they are different.

17. Complete if Proposed Insured is under age 15:

a) Total amount of insurance in force on the life of: Applicant: $ ______

Total amount of insurance in force on the life of: Parent(s)/Legal Guardian if other than Applicant: $ ______

b) Any other children in family insured for a lesser amount? ☐ Yes ☐ No If Yes, details: ______

c) Is Applicant different from Owner? ☐ Yes ☐ No Applicant's name: ______

Applicant's SS#: ______ Relationship to Proposed Insured: ______

Applicant's Address: ______
No. & Street Bldg./Apt./Suite City/Municipality State Zip Code

PREMIUM AND COVERAGE-RELATED INFORMATION

Complete questions 18 and 19 for UL and VUL only.

18. Death Benefit Option:
☐ Option A (Level) ☐ Option B (Increasing)

19. Definition of Life Insurance Test:
☐ Guideline Premium Test ☐ Cash Value Accumulation Test

20. Premium amount: $ ______
(For VUL and UL, enter planned periodic premium.)

21. Initial premium: $ ______
(For VUL and UL, state initial premium if different than planned periodic premium.)

Q22: To authorize use of a CWA checking account for systematic drafts, please write the following statement in the REMARKS section: "use CWA Check in lieu of Voided Check".

22. Method of Payment: **a.** Bank draft* (Voided Check is Required) ☐ Monthly ☐ Quarterly (UL and VUL products only.)
Start date: ______ (dd/mm/yyyy) Draft date on ______ of each deduction (VUL and UL only.)
*If bank account holder is not the Owner or Proposed Insured, please complete Systematic Payment Enrollment Form.
b. Direct ☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually
c. Single payment $______ (No further billing will be sent.)
d. Salary Allotment:* ☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually
*If Allotter is not Proposed Insured, provide Name: ______ SSN#/EIN/ITIN: ______
Unit name: ______ Unit number: ______ Register date: ______

OWNERSHIP INFORMATION **Complete if Proposed Insured is not the Owner (If additional space is required, use Remarks Section)**

For Joint Owners provide name, residential address, Social Security #, date of birth, driver's license #, state of issue and expiration date, occupation and employer's name in Remarks Section.

Q26: Billing notices will be sent to the Owner at this address unless otherwise directed in Remarks Section. If P.O. Box, put residential address in Remarks Section.

Complete for Individual, Trust, Corporation, Partnership, Entity, et al:

23. Owner's name: ______

23a. Person(s) authorized to transact business on behalf of Owner.
Name: ______ Title: ______

24. ☐ SSN ☐ EIN or ☐ ITIN: ______ **25.** Relationship to Proposed Insured: ______

26. Address: ______
No. & Street City State Zip Code

Complete Question 27 for all non-resident (foreign) Owners. If the Owner is not a U.S. Person (U.S. Citizen or U.S. Corporation, Partnership or Trust established or organized under the laws of a state of the United States), then he, she or it may have to provide additional documentation, including IRS form W-8 BEN. Any foreign Owner (Individual, Trust, Corporation, Partnership, Entity, et al;) must have a US bank account.

27. U.S. bank name: ______ Account number: ______

Individual

Q28: If "Yes," provide license number; if "No," provide government ID number, if any.

28. Do you have a driver's license? ☐ Yes ☐ No
Number: ______ State: ______ Expiration date: ______

29. Date of birth: ______ (mm/dd/yyyy) **30.** Currently employed? ☐ Yes ☐ No ☐ Retired

31. Employer name: ______ **32.** Occupation: ______

33. U.S. citizen?: ☐ Yes ☐ No (If "No" please complete "a" and "b" or "c," where applicable.)
a) Country of citizenship: ______ Date of entry into the U.S.: ______ (mm/dd/yyyy)
b) Residents with legal permanent status (Resident Alien) in U.S. only
Green card/Visa type: ______ Expiration date: ______ (mm/dd/yyyy)
c) Residents residing in the U.S. temporarily (Non-Resident Alien) with valid visa only
Visa #: ______ Visa type: ______ Expiration date: ______ (mm/dd/yyyy)
Form I-94 expiration date: ______ (mm/dd/yyyy) Passport #: ______

Trust

34. Situs of Trust: The Trust is subject to the laws of the state of ______________ **35.** Date of Trust: ______________ (mm/dd/yyyy)

Q36–40: If additional space is required for Trust, use Remarks Section.

36. Name(s) of Grantor(s): ______________

37. Name(s) and title(s) of current Trustee(s): ______________

37a. How long has the Trustee known the Proposed Insured? ______________

37b. What is the nature of the relationship between the Proposed Insured and the Trustee? ______________

37c. Is the Trust ☐ Revocable? ☐ Irrevocable? (Check appropriate box.)

37d. Can interests in the Trust be sold without changing the terms of the Trust? ☐ Yes ☐ No

38. Did the Proposed Insured and/or the Owner retain an attorney to prepare the Trust documents? ☐ Yes ☐ No
If yes, provide name and address of attorney. If no, provide the name and address of the person or entity that did prepare the Trust. Please provide the relationship of the preparer of the Trust to the Proposed Insured.
Name: ______________ Relationship to the Proposed Insured: ______________
Address: ______________

39. Name(s) of current Beneficiary(ies) of the Trust: ______________

39a. What is the nature of the relationship between the Grantor(s) and Beneficiary(ies)? ______________

Q40: A Trust Protector is a third party appointed by the Grantor to provide direction and guidance to the Trustee.

40. Is there a Trust Protector? ☐ Yes ☐ No (If Yes, answer **40a** and **40b**.)

40a. How long has the Trustee known the Trust Protector? ______________

40b. What is the nature of the relationship between the Proposed Insured and the Trust Protector? ______________

BENEFICIARY INFORMATION

Q41: Total percentage must equal 100% for each category of Beneficiary. If percentage shares are left blank, the shares will be deemed equal.

If Beneficiary is a Trust other than Owner, include full name and date of Trust.

41. Beneficiary Information. If no contingent beneficiary is selected, the contingent beneficiary will be: (1) the Proposed Insured's surviving children, if any, in equal shares; or (2) if the Proposed Insured has no surviving children, the contingent beneficiary will be the Proposed Insured's estate.

Full Name	Relationship to Insured	P-Primary C-Contingent	% (Percentage)
		☐ P ☐ C	%
		☐ P ☐ C	%
		☐ P ☐ C	%
		☐ P ☐ C	%

PROPOSED INSURED'S OTHER INSURANCE

Q42: Include any policy that has been sold, assigned or settled to or with a settlement or viatical company or any other person or entity.

42. Do you have any other life insurance/annuity(ies), including ultimate death benefit amounts of any policy/rider in effect with AXA Equitable, its affiliated companies or any other life insurance company? ☐ Yes ☐ No

43. Will the coverage applied for replace, change, or affect any existing policy or contract? ☐ Yes ☐ No
(If the answer to Question 42 or 43 is "Yes," complete the chart below.)

Proposed Insured	Name of Company	Face Amount Plus Riders	Year Issued	Policy/ Contract #	P-Personal G-Group B-Business A-Annuity	To Be Replaced Changed or Affected?	1035 Exchange?
☐ 1 ☐ 2		$			☐ P ☐ B ☐ G ☐ A	☐ Yes ☐ No	☐ Yes ☐ No
☐ 1 ☐ 2		$			☐ P ☐ B ☐ G ☐ A	☐ Yes ☐ No	☐ Yes ☐ No
☐ 1 ☐ 2		$			☐ P ☐ B ☐ G ☐ A	☐ Yes ☐ No	☐ Yes ☐ No
☐ 1 ☐ 2		$			☐ P ☐ B ☐ G ☐ A	☐ Yes ☐ No	☐ Yes ☐ No
☐ 1 ☐ 2		$			☐ P ☐ B ☐ G ☐ A	☐ Yes ☐ No	☐ Yes ☐ No
☐ 1 ☐ 2		$			☐ P ☐ B ☐ G ☐ A	☐ Yes ☐ No	☐ Yes ☐ No

44. Do you have any formal applications pending with AXA Equitable, its affiliated companies or any other life insurance companies? ☐ Yes ☐ No *(If "Yes," complete the chart below. Include ultimate death benefit amounts of any policy/rider.)*

Proposed Insured	Name of Company	Amount Applied For	Competitive or Additional?
☐ 1 ☐ 2		$	☐ Competitive ☐ Additional
☐ 1 ☐ 2		$	☐ Competitive ☐ Additional
☐ 1 ☐ 2		$	☐ Competitive ☐ Additional
☐ 1 ☐ 2		$	☐ Competitive ☐ Additional

45. Including this application, any other applications pending with AXA Equitable, its affiliated companies and other companies, what is the total amount of life insurance that will be placed or put in effect? (Include ultimate death benefit amounts of any policy/rider.)

Proposed Insured 1: $________________ Proposed Insured 2: $________________

PROPOSED INSURED'S PERSONAL HISTORY

When providing details in the Remarks Section of the application, include each Proposed Insured's name next to the statement(s) applicable to that Proposed Insured if any question is answered "Yes" for either Proposed Insured.

List details of answers noted "Yes" for questions 46–50 in section after question 50.	Proposed Insured 1	Proposed Insured 2
46. Have you ever had a driver's license suspended, revoked or restricted?	☐ Yes ☐ No	☐ Yes ☐ No
47. Have you, in the last 5 years, been convicted of, or pled guilty or no contest to, reckless or negligent driving, two or more moving violations or driving under the influence of alcohol or drugs?	☐ Yes ☐ No	☐ Yes ☐ No
48. Have you, in the last 2 years, been disabled for 2 or more weeks?	☐ Yes ☐ No	☐ Yes ☐ No
49. Have you ever had an application for life or health insurance declined, postponed, required an extra premium or other modification or had a life or health policy or contract that was cancelled, recalled or denied renewal?	☐ Yes ☐ No	☐ Yes ☐ No
50. Have you, in the last 10 years, been convicted of, or pled guilty or no contest to, a felony, or are current felony charges pending?	☐ Yes ☐ No	☐ Yes ☐ No

Q49: If "Yes," please state companies and provide full details.

Q50: If "Yes," state offense and penalty, date of probation, duration of probation and end date.

Proposed Insured	Question Number	Date (mm/dd/yyyy)	Description of Event
☐ 1 ☐ 2			
☐ 1 ☐ 2			
☐ 1 ☐ 2			
☐ 1 ☐ 2			

	Proposed Insured 1	Proposed Insured 2
51. Do you have any plans to travel or reside outside the United States or Canada in the next year (other than a two-week or less vacation to Western Europe or the Caribbean)?	☐ Yes ☐ No	☐ Yes ☐ No
52. Have you, in the last year, flown other than as a passenger or do you plan to do so?	☐ Yes ☐ No	☐ Yes ☐ No
53. Have you, in the last year, engaged or do you plan to engage in motor racing on land or water, underwater diving, skydiving, ballooning, hang gliding, parachuting or flying ultra-light aircraft or other hazardous sports or hobbies?	☐ Yes ☐ No	☐ Yes ☐ No
54. Are you or is the Owner(s) an Active Duty* Member of the Armed Forces?	☐ Yes ☐ No	☐ Yes ☐ No

* *"Active Duty" means full-time duty in the active military service of the United States and includes members of the reserve component (National Guard and Reserve) while serving under published orders for active duty or full-time training. The term does not include members of the reserve component who are performing active duty or active duty for training under military calls or orders specifying periods of less than 31 calendar days.*

Q51: If "Yes," complete Foreign Residence and Travel Supplement.

Q52: If "Yes," complete Aviation Supplement.

Q53: If "Yes," complete Avocation Supplement.

Q54: If "Yes," you must also submit a completed and signed Life Insurance/Annuity Disclosure to Active Duty Members of the Armed Forces.

ALCOHOL/DRUG/TOBACCO USE

Q55: If "Yes," complete Substance Usage Supplement.

Q56: Quantity: Specify number of cigarettes or other tobacco products per day.

	Proposed Insured 1	Proposed Insured 2
55. Have you ever received medical treatment or counseling for, or been advised by a physician to reduce or discontinue the use of alcohol or prescribed or non-prescribed drugs?	☐ Yes ☐ No	☐ Yes ☐ No
Do not complete if Proposed Insured is age 0–17.		
56. Have you ever used tobacco or nicotine products in any form (including but not limited to: cigarettes, cigars, cigarillos, pipe, chewing tobacco, nicotine patches or gum)? *(If "Yes," provide details in chart below.)*	☐ Yes ☐ No	☐ Yes ☐ No

Proposed Insured 1

Product	Quantity	Current	Past	# Yrs	Date Stopped (mm/dd/yyyy)
Cigarettes	___/day	☐	☐		
Cigars	___/day	☐	☐		
Chewing Tobacco	___/day	☐	☐		
Other	___/day	☐	☐		

Proposed Insured 2

Product	Quantity	Current	Past	# Yrs	Date Stopped (mm/dd/yyyy)
Cigarettes	___/day	☐	☐		
Cigars	___/day	☐	☐		
Chewing Tobacco	___/day	☐	☐		
Other	___/day	☐	☐		

MEDICAL CERTIFICATION IF ANOTHER INSURANCE COMPANY'S EXAM IS TO BE USED

Section to be completed only when submitting medical examinations of another insurance company.

57. Proposed Insured	**Name of Insurance Company**	**Date of Exam** (mm/dd/yyyy)
1		
2		

	Proposed Insured 1	Proposed Insured 2
58. To the best of your knowledge and belief, do the statements in the Exam remain true and complete today? *(If "No," complete the Medical Information Supplement.)*	☐ Yes ☐ No	☐ Yes ☐ No
59. Have you consulted a medical doctor or other practitioner since the Exam indicated in question 57 above? *(If "Yes," complete the Medical Information Supplement.)*	☐ Yes ☐ No	☐ Yes ☐ No

MEDICAL INFORMATION

Q60: For Proposed Insured(s) issue age(s) 0–15: the Medical Information Supplement MUST be completed. For Proposed Insured(s) issue age(s) 16 and over: If a full Paramedical or Medical Exam is NOT required, complete the Medical Information Supplement. If a full Paramedical or Medical Exam is required, the Medical Information Supplement is optional. Best practice is to complete the Medical Information Supplement to enable the underwriter to promptly begin the underwriting process.

	Proposed Insured 1	Proposed Insured 2
60. Is a completed Medical Information Supplement attached?	☐ Yes ☐ No	☐ Yes ☐ No

PROPOSED INSURED'S FINANCIAL DETAILS

61a. Income *(Complete chart below.)*

Proposed Insured 1 (If minor, complete for parents)		**Proposed Insured 2**	
Gross Earned Annual Income: (Salary, commissions, bonuses) $______	Gross Annual Household Income: $______	Gross Earned Annual Income: (Salary, commissions, bonuses) $______	Gross Annual Household Income: $______
Gross Unearned Annual Income: (Dividends, pension, interest, real estate income, etc.) $______	Total Net Worth: $______ Liquid Net Worth: (Excluding residence) $______	Gross Unearned Annual Income: (Dividends, pension, interest, real estate income, etc.) $______	Total Net Worth: $______ Liquid Net Worth: (Excluding residence) $______

Q61b: Please put additional information or details in the Remarks Section.

	Proposed Insured 1	Proposed Insured 2
61b. In the last 5 years, has either Proposed Insured filed for bankruptcy?	☐ Yes ☐ No	☐ Yes ☐ No

If "Yes," Proposed Insured 1 Chapter: ______ Date opened: ______ (mm/dd/yyyy) Date closed: ______ (mm/dd/yyyy)

Proposed Insured 2 Chapter: ______ Date opened: ______ (mm/dd/yyyy) Date closed: ______ (mm/dd/yyyy)

PURPOSE OF INSURANCE   Complete either a. or b.

62. a. Personal: ☐ Family protection/Income replacement ☐ Mortgage/Debt repayment ☐ Estate Planning
☐ Charitable/Gifting ☐ Other: ____________________

b. Business: ☐ Key Person ☐ Buy-Sell ☐ Deferred Comp ☐ Other: ____________________
☐ Loan indemnification: Amount of loan: $ __________ Duration: __________
Interest charged on loan: __________ Collateral pledged to secure loan: __________

1. Type: ☐ Sole Proprietorship ☐ Partnership ☐ Corporation ☐ Limited Liability Corp.

2. Proposed Insured's % of ownership in Business/Corporation: Proposed Insured 1: __________
Proposed Insured 2: __________

3. Business/Corporation finances: (Complete chart below for prior fiscal year.)

a. Total assets: $	d. Total liabilities: $	Total net worth (a. minus d.) $__________
b. Total revenue: (including sales) $	e. Total expenses: $	
c. Net profit: $	f. Fair market value: $	

4. Business insurance on other Owners, Officers, Partners, or Key Persons: (If additional space is required, use Remarks.)

Name and Title	% of Business Owned	Amount In Force or Applied for

5. Has the business filed for bankruptcy and/or reorganization in the past 5 years? ☐ Yes ☐ No
If "Yes," explain: ____________________

SOURCE OF FUNDS

Q63: If "Yes," submit a copy of the financing or loan agreement.

63. a. Do you intend to finance any of the premium required to pay for this policy through a financing or loan agreement? ☐ Yes ☐ No

b. Indicate the source of funds used to purchase this insurance. *(Check box* ***and*** *circle sub-item(s). If more than one box is checked, provide % breakdown.)*
☐ Cash: Death Claim, Gift, Inheritance, Checking, Savings, Money Market, Payroll Deduction: ________%
☐ Borrowing: Mortgage, Personal Loan, Credit: ________%
☐ Policy-Related: Surrender/Exchange, Policy Loan, Dividend, Withdrawal: ________%
☐ Sale of 401k Mutual Fund Shares: ________%
☐ Sale of Other Qualified or Non-Qualified Mutual Fund Shares: ________%
☐ Sale of Existing Pension Plan Assets, Stocks, Bonds, CDs: ________%
☐ Other: Sale of (i) Car, (ii) Home, (iii) Business, or (iv) Other Asset (specify: ____________________),
(v) Legal Settlement, (vi) Lottery/Gaming Proceeds, (vii) Other: ____________________ : ________%

64. a. TO THE OWNER: Do you intend to use or transfer the policy for any type of pre-death financial settlement, such as viatical settlement, senior settlement, life settlement, or for any other settlement in the secondary market? ☐ Yes ☐ No

b. TO THE PROPOSED INSURED(S): Do you intend to cause the Owner to use or transfer the policy for any type of pre-death financial settlement, such as viatical settlement, senior settlement, life settlement, or for any other settlement in the secondary market?

Proposed Insured 1	Proposed Insured 2
☐ Yes ☐ No	☐ Yes ☐ No

SOURCE OF FUNDS CONT'D

Questions 65–67 are not required if completing Financial Supplement II.

When providing details in the Remarks Section of the application, include each Proposed Insured's name next to the statement(s) applicable to that Proposed Insured if any question is answered "Yes" for either Proposed Insured.

Question	Proposed Insured 1	Proposed Insured 2
65. Has either Proposed Insured(s), Owner, or Beneficiary, or any Trust or other entity in which they have an interest, sold or transferred any life insurance policy or an interest therein, within the last 5 years? If "Yes," please state the details of the transaction including name of each company and the number of years the policy was in effect. (Details to be provided in Remarks Section.)	☐ Yes ☐ No	☐ Yes ☐ No
66. Has any compensation or other inducement (including cash, offers or discussions of free insurance, any forgiveness or potential forgiveness of any debt, or other benefits) been offered directly or indirectly to any of the following in connection with applying for and or purchasing of this policy: the Proposed Insured, the Owner or Beneficiary, the Beneficiary of any Trust owning the policy and/or the Owner of any legal entity owning the policy, or is there any expectation of receiving any such compensation or inducement? If "Yes," please state the compensation or inducement that will be received or could be received and by whom. (Details to be provided in Remarks Section.)	☐ Yes ☐ No	☐ Yes ☐ No
67. Will any other person or entity (i.e., a person or entity different than the owner or beneficiary initially named in the policy) provide any funding, financing, or guarantees for any premium payment on the policy, or are any potential or alternate sources of funding, financing or guarantees under consideration?	☐ Yes ☐ No	☐ Yes ☐ No

If "Yes," please submit a copy of all actual or potential funding, financing, or guarantee documents, and a detailed, third-party prepared Personal Financial Statement signed by the preparer. The above documents are not required if funding is part of a split-dollar arrangement (1) between the employer and the employee or a corporation and its shareholders, provided that the employment and/or shareholder relationship was not entered into to establish a premium funding arrangement, or (2) between the insured and another family member (i.e., in either case, there is no third-party unaffiliated entity or non-related individual involved). Please also answer the following questions:

a. State why the premiums will or may be funded or financed, or why other guarantees will or may be provided.

____

b. State the name of the other person or entity providing the actual or potential funding, financing, or guarantees and role (e.g., lender, guarantor, etc.).

____

c. State how the actual or potential funding, financing or guarantees will be repaid, what collateral will be used, and whether the lender's or guarantor's ability to recover is limited to the value of the policy.

____

d. Will a letter of credit or personal guarantee be posted?
(If "Yes," state the details, including details relating to the assets backing the letter of credit.)

____

e. If an employer-sponsored split-dollar arrangement, please indicate the amount of time the employee or shareholder has been affiliated with the entity(ies): ____________ years.

COMPLETE IF MONEY IS PAID WITH APPLICATION

Q68: All premium checks must be payable to company selected on page 1 of application. Do not make checks payable to financial professional or leave the payee blank.

68. Amount paid with this Application: $________________

a. Has the Owner(s) read, signed and received the Temporary Insurance Agreement/Receipt? ☐ Yes ☐ No

b. Does the Owner(s) understand and agree to all of the conditions of the Temporary Insurance Agreement/Receipt? ☐ Yes ☐ No

c. Has the Proposed Insured(s) read and signed the the Temporary Insurance Agreement/Receipt? ☐ Yes ☐ No

d. Does the Proposed Insured(s) understand and agree to all of the conditions of the Temporary Insurance Agreement/Receipt? ☐ Yes ☐ No

If any of the above questions are answered “No,” or any Insurability Question on the Temporary Insurance Agreement/Receipt is answered “Yes,” a premium may not be paid before the policy is delivered and **no temporary insurance will be in effect**.

REMARKS

Please provide details for any questions. Reference question number with remarks.

THIS PAGE MUST BE SUBMITTED WITH THE COMPLETED, SIGNED APPLICATION

AUTHORIZATIONS

ACKNOWLEDGMENT OF OUR UNDERWRITING PROCESS

I (we) acknowledge that I (we) have reviewed the statement of the Underwriting Process of the Company(ies) (the "Statement") which describes from whom and why the Company(ies) obtain information on my (our) insurability, to whom such information may be reported and how I (we) may obtain it. The Statement contains the notice required by the Fair Credit Reporting Act.

I (we) acknowledge that in the event the Company(ies) use lab results from another insurance company authorized by me (us), it does so with the belief that I (we) have satisfied all consent and disclosure procedures for the other insurance company.

AUTHORIZATION TO OBTAIN HEALTH INFORMATION

I (we) authorize any physician, hospital, clinic, medical practitioner, medical testing laboratory, pharmacy, prescription drug or pharmacy benefit manager or administrator or viatical company, life settlement company, viatical or life settlement broker/provider, other health care provider, health plan or insurance company (including our Company(ies) with respect to other coverages) and the Medical Information Bureau to disclose to the Company(ies) and its authorized representatives any and all information, whether fact or opinion, they may have about any diagnosis, treatment, prognosis, genetic records, findings and/or results regarding my (our) past, present or future physical or mental condition.

AUTHORIZATION TO OBTAIN NON-HEALTH INFORMATION

I (we) authorize any employer, business associate, government unit, financial institution, consumer reporting agency, the Medical Information Bureau, my (our) insurance agency and my (our) financial professional to disclose to the Company(ies) and its authorized representatives any information they may have about my (our) occupation, avocations, insurance activities, finances, driving record, character and general reputation. I (we) authorize the Company(ies) to obtain investigative consumer reports, as appropriate.

PURPOSE OF AUTHORIZATIONS

I (we) understand that the information obtained will be used by the Company(ies) to determine my (our) eligibility for life insurance coverage and such other uses specified in accordance with the Statement attached to this application. In addition, information may be disclosed to the Medical Information Bureau (MIB).

COVERAGE CONDITIONS

I (we) understand that the Company(ies) is conditioning the issuance of coverage on the provision of this authorization, and that, while I (we) may refuse to sign this authorization, my (our) refusal to do so could result in coverage not being issued.

ADDITIONAL AUTHORIZATIONS

You have advised me (us) that the Company(ies) may request additional authorizations in order to obtain the information the Company(ies) needs to complete its review of my (our) application and, if the policy is issued, in connection with any claim asserted under the policy, I (we) understand that I (we) am (are) not obligated to provide these additional authorizations but that, if I (we) choose not to provide them, this application and any claim made under the policy, if issued, may be rejected.

DURATION

Unless otherwise revoked, I (we) agree that this authorization will expire on the earlier of the date that the Company(ies) declines my application for coverage or, if a policy is issued, 24 months from the date of my (our) application. I (we) understand that I (we) may revoke my (our) authorizations at any time, except to the extent that the Company(ies) has taken action in reliance on this authorization, and that this application and any claim made under the policy, if issued, may be rejected. My (our) revocation must be submitted in writing to: Corporate Chief Underwriter, 1290 Avenue of the Americas, New York, New York 10104.

AUTHORIZATION IF BANK DRAFT IS ELECTED

I (we) request and authorize you to charge monthly or quarterly my (our) checking account to pay premiums due under the policy(ies). It is understood that debits will be made automatically after the effective date determined by the Company checked above, and if charges are overlooked or inadvertently not made, the Company checked above may charge my (our) account at a later date provided the policy(ies) is (are) active.

I (we) understand that the use of the Bank Draft Payment Plan does not change any policy provision.

I (we) understand this authorization is to remain in full force and in effect, unless terminated. I (we) understand this Plan may be terminated by the depositor, the Policy Owner or the Company checked above upon 30 days written notice to the other parties or if any charge due is not paid or is reversed by the Bank. I (we) understand this Plan may be terminated upon closing of my account with you or upon receipt of my bankruptcy.

I (we) understand if this Plan is terminated, premiums for regular or scheduled premium policies will be payable directly to the Company checked on the page one of this application.

I (we) agree that this Plan may be terminated if any debit is not honored by the Bank or Depository named for any reason. I (we) further agree that if any such charge is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever, even though such dishonor results in the forfeiture of insurance.

THIS PAGE MUST BE SUBMITTED WITH THE COMPLETED, SIGNED APPLICATION

COPY OF AUTHORIZATIONS

I (we) have a right to ask for and receive true copies of this Acknowledgment and Authorization Form and all other authorizations signed by me (us). I (we) agree that reproduced copies will be as valid as the original.

AGREEMENT. Each signer of this Application agrees that:

1) The statements and answers in all parts of this Application and any application supplements are true and complete to the best of my (our) knowledge and belief. We (the Company checked on page one of this application) will rely on them in acting on this Application.
2) Except when the required money is paid with this Application and as stated in the Temporary Insurance Agreement/Receipt, no insurance shall take effect on this Application: (a) until the date the policy and all amendments are delivered to the Owner(s) and all delivery requirements have been completed; (b) before any Register Date of the policy; and (c) unless the statements and answers in all parts of this Application and any applicable supplements continue to be true and complete to the best of my (our) knowledge and belief, without material change, as of the latest of the date: (i) the policy and all amendments are delivered to the Owner(s); (ii) all delivery requirements have been completed; and (iii) the full initial premium is paid.
3) If temporary insurance is required, the full initial premium must accompany this Application; the Proposed Insured(s) and Owner(s) understand and agree to the terms of the Temporary Insurance Agreement/Receipt and have executed and the Owner(s) has received a copy of the Temporary Insurance Agreement/Receipt.
4) The Temporary Insurance Agreement/Receipt states the conditions that must be met before any insurance takes effect if the full initial premium is paid with this Application. Temporary insurance is not provided for a policy or benefit applied for under the terms of a guaranteed insurability option or a conversion privilege.
5) No financial professional or medical examiner has authority to modify this Application or its supplements, the Temporary Insurance Agreement/Receipt (if applicable), or to waive any of our rights or requirements. We shall not be bound by any information unless it is stated in Application Part 1, the Medical Information Supplement, or Application Part 2 (Paramedical or Medical exam).
6) I (We) acknowledge receipt of the Living Benefits Brochure (Accelerated Death Benefit Rider Brochure), where applicable.
7) I (We) acknowledge that no representation is made that a particular rate or risk classification is being offered based on the information provided in response to the policy Application questions.
8) If applicable, the trustee(s) represent(s) that the Trust named as Owner is allowed to purchase life insurance and securities under the trust document. I (We) further represent that beneficial interests in the Trust are only for parties related by blood or law, those who have a substantial interest in the Proposed Insured(s) engendered by love and affection, or those who have a lawful and substantial economic interest in the continued life of the Proposed Insured(s).

***Taxpayer Identification Number Certification**...Under the penalties of perjury, I (we) certify that (i) the number showing on this form is my (our) correct Taxpayer Identification Number (Social Security Number, Employer Identification Number or other Taxpayer Identification Number), and (ii) I (we) am (are) not subject to backup withholding because (A) I (we) am (are) exempt from backup withholding or (B) I (we) have not been notified by the Internal Revenue Service (IRS) that I (we) am (are) subject to backup withholding as a result of a failure to report all interest or dividends or (C) the IRS has notified me (us) that I (we) am (are) no longer subject to backup withholding and (iii) I (we) am (are) a U.S. person (including a U.S. resident alien).*

Certification Instructions: You must cross out item (ii) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

FOR THE APPLICANT'S PROTECTION, THE LAWS OF CERTAIN STATES REQUIRE THIS NOTICE: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE/SHE IS FACILITATING A FRAUD AGAINST AN INSURER, FILES ANY APPLICATION OR CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT AS TO ANY MATERIAL FACT MAY BE GUILTY OF INSURANCE FRAUD, WHICH MAY RESULT IN LOSS OF COVERAGE UNDER THIS POLICY AND MAY SUBJECT THE APPLICANT/CLAIMANT TO CRIMINAL PROSECUTION.

D.C.: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE/SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

WASHINGTON: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS.

I (We), the undersigned, by my (our) signature(s) below understand that I (we) am (are) agreeing to all the terms and conditions of this application, including, but not limited to, the Acknowledgment and Authorization.

X______________________________ X______________________________

Signature of Proposed Insured 1 (Parent, Guardian, or Applicant if Proposed Insured Is a Child, Issue Ages 0–14)

Signature of Proposed Insured 2

X______________________________ ______________________ ______________________

Signature of Owner or Applicant If Not Proposed Insured(s)
(If corporation, print firm's name, signature and title of authorized officer.)
(If Trust, signature of trustee.)

Signed by Owner at City, State

Dated on (mm/dd/yyyy)

FINANCIAL PROFESSIONAL TO COMPLETE THIS SECTION

Will any existing insurance be replaced, changed or affected (or has it been) assuming the insurance applied for will be issued? ☐ Yes ☐ No

If "Yes," is the information provided in question 43 complete and accurate? ☐ Yes ☐ No

If "No," provide details: ______________________________

I certify that I have asked and recorded completely and accurately the answers to all questions on the fully completed application Part 1, and know of nothing affecting the risk that has not been recorded herein.

☐ **I have** witnessed the signature required on the fully completed Part 1.

☐ **I have not** witnessed the signature required on the fully completed Part 1. (Explain below.)

____

____

X______________________________

Signature of Licensed Financial Professional/Insurance Broker

Dated on (mm/dd/yyyy)

____

Print Licensed Financial Professional's Name

COMPANY COPY

(Select One)

☐ **AXA Equitable Life Insurance Company** ☐ **MONY Life Insurance Company of America**

☐ **AXA Equitable Life and Annuity Company** ☐ **MONY Life Insurance Company**

LIMITED TEMPORARY INSURANCE AGREEMENT/RECEIPT

***Instructions:* If the full initial premium is paid with the Application, one original, signed Temporary Insurance Agreement/Receipt must be returned with the Application. The other original, signed Temporary Insurance Agreement/Receipt must be left with the Owner(s). If the policy applied for is a survivorship policy, only one Temporary Insurance Agreement/Receipt should be used, and both Proposed Insured(s) and the Owner must sign below. If the full initial premium is not paid with the Application, both the Company Copy and the Proposed Insured/Owner Copy of this Agreement must accompany the Application.**

In this Agreement, "we," "our," and "us" mean AXA Equitable Life Insurance Company, or the insurance company selected above. We will pay an insurance benefit, upon receipt of all claim documents that we may require at that time, to the beneficiary named in the Application if a person proposed for insurance dies while this Agreement is in effect. For joint survivorship life insurance policies, the insurance benefit is payable upon the death of the second of the Proposed Insureds to die. Any coverage provided under this Agreement is temporary and is subject to the conditions stated below. The temporary insurance will be in the Limited Amount (as defined below) and in accordance with the terms of the policy we would issue.

Insurability Questions:

(1) Is any Proposed Insured less than 15 days or over 70 years of age? ☐ Yes ☐ No

(2) Within the past 12 months has any Proposed Insured been attended by a care provider or been seen at a medical facility for heart condition or disease, stroke, or cancer? ☐ Yes ☐ No

(3) Within the past 10 years has any Proposed Insured been diagnosed or treated for Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC) by a member of the medical profession? ☐ Yes ☐ No

(4) Within the past 90 days has any Proposed Insured: been admitted, or medically advised to be admitted, to a hospital or other licensed health care facility; had surgery performed or recommended; or been medically advised to have any diagnostic test (excluding AIDS-related test) that was not completed? ☐ Yes ☐ No

(5) Within the past 12 months has any Proposed Insured been declined for a life or health insurance policy? ☐ Yes ☐ No

***Conditions Precluding Temporary Insurance Coverage:* If any of the following applies, no financial professional, insurance broker, or other person is authorized to accept payment, and NO INSURANCE WILL TAKE EFFECT UNDER THIS AGREEMENT.**

(a) Any of the Insurability Questions is answered YES or LEFT BLANK.

(b) Any material misstatement or misrepresentation is made in any part of the Application, any application supplement or in this Agreement.

(c) The amount paid in consideration for this Agreement is less than the full initial premium required for the policy death benefit and for any riders or a properly signed approved payment authorization is not submitted.

(d) The check or authorized withdrawal submitted with this Agreement is dishonored when first presented for payment.

Date Temporary Insurance Coverage Starts: Any temporary insurance under this Agreement shall take effect on the life of any Proposed Insured in accordance with the terms and conditions of the Temporary Insurance Agreement, only after our receipt of the full initial premium, a signed Application, and on the latest of:

a. The date that the Medical Information Supplement is completed, if initially required as to any Proposed Insured(s) by our published underwriting rules (see below).

To be completed by the financial professional/insurance broker: A Medical Information Supplement

☐ **Is** required for Proposed Insured 1 ☐ **Is not** required for Proposed Insured 1; and

☐ **Is** required for Proposed Insured 2 ☐ **Is not** required for Proposed Insured 2

OR

b. The date that Part 2 (Paramedical or Medical exam) is completed, if initially required as to the Proposed Insured(s) by our published underwriting rules (see below).

To be completed by the financial professional/insurance broker: An Application Part 2 (Paramedical or Medical Exam)

☐ **Is** required for Proposed Insured 1 ☐ **Is not** required for Proposed Insured 1; and

☐ **Is** required for Proposed Insured 2 ☐ **Is not** required for Proposed Insured 2

If any Proposed Insured dies as a result of accidental bodily injury, directly and independently of all other causes, before a required Medical Information Supplement or Application Part 2 (Paramedical or Medical Exam) for that person is completed, then the temporary insurance will be in effect subject to the conditions contained in this Agreement, unless it terminated earlier.

Limited Amount: The Limited Amount is the amount of insurance applied for on the life of any Proposed Insured and in effect under all Temporary Insurance Agreements/Receipts issued by the company checked above, and its other subsidiaries or affiliates, not to exceed $1,000,000 in total.

COMPANY COPY

Date Temporary Insurance Coverage Ends — 90-Day Maximum Coverage Period: Temporary insurance under this Agreement will end upon the earliest of:

(1) The date we offer insurance other than as applied for on any Proposed Insured; or

(2) The date the policy takes effect, which is the date the policy and all amendments are delivered to the Owner(s) and all delivery requirements have been completed; the policy will replace the temporary insurance; or

(3) The date any policy issued under the Application is refused by the Owner(s); or

(4) Five days after we mail a notice declining the Application and enclosing a refund on any premium paid; or

(5) The 90th day after the date Part 1 of the Application is signed by the Proposed Insured(s) and Owner(s).

Coverage Not Provided:

(1) No coverage is provided under this Agreement for a policy or benefit applied for under the terms of a guaranteed insurability option or a conversion privilege.

(2) No coverage is provided under this Agreement if Section 1035 paperwork is received without the full initial premium with the Application for the Exchange Contract.

(3) No benefits or riders, including disability waiver benefits or benefits under the Long-Term Care Services Rider, are provided under this Agreement.

(4) There is no coverage under this Agreement for any death resulting from suicide (while sane or insane). Our liability is limited to return of premium paid.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY CHECKED ON PAGE ONE. DO NOT MAKE CHECK PAYABLE TO THE FINANCIAL PROFESSIONAL OR LEAVE THE PAYEE BLANK.

Receipt: Received from **X**____

$ ____________________, which is at least the full initial premium required for the policy's death benefit, for proposed insurance on the life of each Proposed Insured in accordance with an Application to the insurance company checked above.

The payment indicated above will be refunded (without interest) if any temporary insurance under this Agreement ends (other than because of death) without a policy replacing it.

Affirmations:

In signing below, I (we) agree that I (we) have reviewed and received a copy of all parts of the Application and applicable supplements and, as of date below, I (we) affirm that the statement and answers made in all parts of that Application and applicable supplements continue to be true and complete to the best of my (our) knowledge and belief, without material change. I (we) have read and understand that if the conditions listed in the Agreement are not met, no temporary insurance will take effect. I (we) also have read and understand the provisions contained in this Agreement regarding: (1) the limitation on the amount of temporary coverage provided; (2) when temporary coverage will begin and end; and (3) the coverage that is **not** provided under this Agreement. I (we) explicitly agree to all of the terms and conditions contained in this Agreement as written and understand **that no financial professional, insurance broker or agent has the authority to modify the Application, its supplements or this Agreement, or to bind the company indicated on the first page of this Agreement by making any promise or representation contrary to the terms and conditions contained in the Application or this Agreement**.

I (we), the undersigned, by my (our) signature(s) below understand that I (we) am (are) agreeing to all the terms and conditions of this application, including, but not limited to, the Acknowledgment and Authorization.

X________________________________
Signature of Proposed Insured 1 (Parent, Guardian, or Applicant if Proposed Insured Is a Child, Issue Ages 0–14)

X________________________________
Signature of Proposed Insured 2

X________________________________
Signature of Owner or Applicant If Not Proposed Insured(s)
(If corporation, print firm's name, signature and title of authorized officer.)
(If Trust, signature of trustee.)

____
Signed by Owner at City, State

____
Dated on (mm/dd/yyyy)

I am not aware of any other information that would adversely affect Proposed Insured's eligibility, acceptability or insurability.

On the date of this Agreement, I received the amount indicated above in exchange for the benefits provided under this Agreement. This Agreement bears the same date as the Application Part 1. I agree that I am not authorized to change or waive the terms of this Agreement and represent that I have not attempted to do so. I have explained the terms of this Agreement to the Proposed Insured(s) and Owner(s) who has (have) stated to me that she/he (they) understand them.

Signature of Licensed Financial Professional/Insurance Broker **X**________________________________

OWNER COPY

(Select One)

☐ **AXA Equitable Life Insurance Company** ☐ **MONY Life Insurance Company of America**

☐ **AXA Equitable Life and Annuity Company** ☐ **MONY Life Insurance Company**

LIMITED TEMPORARY INSURANCE AGREEMENT/RECEIPT

***Instructions:* If the full initial premium is paid with the Application, one original, signed Temporary Insurance Agreement/Receipt must be returned with the Application. The other original, signed Temporary Insurance Agreement/Receipt must be left with the Owner(s), with a copy to the Proposed Insured(s), if different. If the policy applied for is a survivorship policy, only one Temporary Insurance Agreement/Receipt should be used, and both Proposed Insured(s) and the Owner must sign below. If the full initial premium is not paid with the Application, this unsigned Agreement must accompany the Application.**

In this Agreement, "we," "our," and "us" mean AXA Equitable Life Insurance Company, or the insurance company selected above. We will pay an insurance benefit, upon receipt of all claim documents that we may require at that time, to the beneficiary named in the Application if a person proposed for insurance dies while this Agreement is in effect. For joint survivorship life insurance policies, the insurance benefit is payable upon the death of the second of the Proposed Insureds to die. Any coverage provided under this Agreement is temporary and is subject to the conditions stated below. The temporary insurance will be in the Limited Amount (as defined below) and in accordance with the terms of the policy we would issue.

Insurability Questions:

(1) Is any Proposed Insured less than 15 days or over 70 years of age? ☐ Yes ☐ No

(2) Within the past 12 months has any Proposed Insured been attended by a care provider or been seen at a medical facility for heart condition or disease, stroke, or cancer? ☐ Yes ☐ No

(3) Within the past 10 years has any Proposed Insured been diagnosed or treated for Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC) by a member of the medical profession? ☐ Yes ☐ No

(4) Within the past 90 days has any Proposed Insured: been admitted, or medically advised to be admitted, to a hospital or other licensed health care facility; had surgery performed or recommended; or been medically advised to have any diagnostic test (excluding AIDS-related test) that was not completed? ☐ Yes ☐ No

(5) Within the past 12 months has any Proposed Insured been declined for a life or health insurance policy? ☐ Yes ☐ No

***Conditions Precluding Temporary Insurance Coverage:* If any of the following applies, no financial professional, insurance broker, or other person is authorized to accept payment, and NO INSURANCE WILL TAKE EFFECT UNDER THIS AGREEMENT.**

(a) Any of the Insurability Questions is answered YES or LEFT BLANK.

(b) Any material misstatement or misrepresentation is made in any part of the Application, any application supplement or in this Agreement.

(c) The amount paid in consideration for this Agreement is less than the full initial premium required for the policy death benefit and for any riders or a properly signed approved payment authorization is not submitted.

(d) The check or authorized withdrawal submitted with this Agreement is dishonored when first presented for payment.

Date Temporary Insurance Coverage Starts: Any temporary insurance under this Agreement shall take effect on the life of any Proposed Insured in accordance with the terms and conditions of the Temporary Insurance Agreement, only after our receipt of the full initial premium, a signed Application, and on the latest of:

a. The date that the Medical Information Supplement is completed, if initially required as to any Proposed Insured(s) by our published underwriting rules (see below).

To be completed by the financial professional/insurance broker: A Medical Information Supplement

☐ **Is** required for Proposed Insured 1 ☐ **Is not** required for Proposed Insured 1; and

☐ **Is** required for Proposed Insured 2 ☐ **Is not** required for Proposed Insured 2

OR

b. The date that Part 2 (Paramedical or Medical exam) is completed, if initially required as to the Proposed Insured(s) by our published underwriting rules (see below).

To be completed by the financial professional/insurance broker: An Application Part 2 (Paramedical or Medical Exam)

☐ **Is** required for Proposed Insured 1 ☐ **Is not** required for Proposed Insured 1; and

☐ **Is** required for Proposed Insured 2 ☐ **Is not** required for Proposed Insured 2

If any Proposed Insured dies as a result of accidental bodily injury, directly and independently of all other causes, before a required Medical Information Supplement or Application Part 2 (Paramedical or Medical Exam) for that person is completed, then the temporary insurance will be in effect subject to the conditions contained in this Agreement, unless it terminated earlier.

Limited Amount: The Limited Amount is the amount of insurance applied for on the life of any Proposed Insured and in effect under all Temporary Insurance Agreements/Receipts issued by the company checked above, and its other subsidiaries or affiliates, not to exceed $1,000,000 in total.

OWNER COPY

Date Temporary Insurance Coverage Ends — 90-Day Maximum Coverage Period: Temporary insurance under this Agreement will end upon the earliest of:

(1) The date we offer insurance other than as applied for on any Proposed Insured; or

(2) The date the policy takes effect, which is the date the policy and all amendments are delivered to the Owner(s) and all delivery requirements have been completed; the policy will replace the temporary insurance; or

(3) The date any policy issued under the Application is refused by the Owner(s); or

(4) Five days after we mail a notice declining the Application and enclosing a refund on any premium paid; or

(5) The 90th day after the date Part 1 of the Application is signed by the Proposed Insured(s) and Owner(s).

Coverage Not Provided:

(1) No coverage is provided under this Agreement for a policy or benefit applied for under the terms of a guaranteed insurability option or a conversion privilege.

(2) No coverage is provided under this Agreement if Section 1035 paperwork is received without the full initial premium with the Application for the Exchange Contract.

(3) No benefits or riders, including disability waiver benefits or benefits under the Long-Term Care Services Rider, are provided under this Agreement.

(4) There is no coverage under this Agreement for any death resulting from suicide (while sane or insane). Our liability is limited to return of premium paid.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY CHECKED ON PAGE ONE. DO NOT MAKE CHECK PAYABLE TO THE FINANCIAL PROFESSIONAL OR LEAVE THE PAYEE BLANK.

Receipt: Received from **X**____

$ ____________________, which is at least the full initial premium required for the policy's death benefit, for proposed insurance on the life of each Proposed Insured in accordance with an Application to the insurance company checked above.

The payment indicated above will be refunded (without interest) if any temporary insurance under this Agreement ends (other than because of death) without a policy replacing it.

Affirmations:

In signing below, I (we) agree that I (we) have reviewed and received a copy of all parts of the Application and applicable supplements and, as of date below, I (we) affirm that the statement and answers made in all parts of that Application and applicable supplements continue to be true and complete to the best of my knowledge and belief, without material change. I (we) have read and understand that if the conditions listed in the Agreement are not met, no temporary insurance will take effect. I (we) also have read and understand the provisions contained in this Agreement regarding: (1) the limitation on the amount of temporary coverage provided; (2) when temporary coverage will begin and end; and (3) the coverage that is **not** provided under this Agreement. I (we) explicitly agree to all of the terms and conditions contained in this Agreement as written and understand **that no financial professional, insurance broker or agent has the authority to modify the Application, its supplements or this Agreement, or to bind the company indicated on the first page of this Agreement by making any promise or representation contrary to the terms and conditions contained in the Application or this Agreement**.

I (we), the undersigned, by my (our) signature(s) below understand that I (we) am (are) agreeing to all the terms and conditions of this application, including, but not limited to, the Acknowledgment and Authorization.

X____________________________________
Signature of Proposed Insured 1 (Parent, Guardian, or Applicant if Proposed Insured Is a Child, Issue Ages 0–14)

X____________________________________
Signature of Proposed Insured 2

X____________________________________
Signature of Owner or Applicant If Not Proposed Insured(s)
(If corporation, print firm's name, signature and title of authorized officer.)
(If Trust, signature of trustee.)

____
Signed by Owner at City, State

____
Dated on (mm/dd/yyyy)

I am not aware of any other information that would adversely affect Proposed Insured's eligibility, acceptability or insurability.

On the date of this Agreement, I received the amount indicated above in exchange for the benefits provided under this Agreement. This Agreement bears the same date as the Application Part 1. I agree that I am not authorized to change or waive the terms of this Agreement and represent that I have not attempted to do so. I have explained the terms of this Agreement to the Proposed Insured(s) and Owner(s) who has (have) stated to me that she/he (they) understand them.

Signature of Licensed Financial Professional/Insurance Broker **X**____________________________________

(Select One)

☐ **AXA Equitable Life Insurance Company** ☐ **MONY Life Insurance Company of America**

☐ **AXA Equitable Life and Annuity Company** ☐ **MONY Life Insurance Company**

AUTHORIZATION TO RELEASE INFORMATION PROTECTED BY THE HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996 ("HIPAA")

TO OBTAIN HEALTH INFORMATION In this authorization, "we" "our" and "us" mean AXA Equitable Life Insurance Company, or the insurance company selected above. I (we) authorize any physician, hospital, clinic, medical practitioner, medical testing laboratory, pharmacy or other health care provider, health plan or insurance company (including the Company checked above, with respect to other the Company checked above coverages) and the Medical Information Bureau to disclose to the Company checked above and its authorized representatives (collectively hereinafter "the Company checked above") any and all information, whether fact or opinion, they may have about any diagnosis, treatment and prognosis regarding my past, present or future physical or mental condition.

RE-DISCLOSURE OF HEALTH INFORMATION I (we) understand that any disclosure of information to the Company checked above for the purpose of determining my (our) eligibility for coverage carries with it the potential for re-disclosure, meaning the information may no longer be protected by HIPAA. However, please note that such information may be protected by other state and federal privacy laws such as the Gramm-Leach-Bliley Act.

PURPOSE OF AUTHORIZATIONS I (we) understand that the information obtained will be used by the Company checked above to determine my (our) eligibility for life insurance coverage, and to obtain reinsurance. If a policy is issued to me (us), this information may also be used in the future to administer my (our) policy and process claims made under the policy. In addition, information may be disclosed to the Medical Information Bureau (MIB) who, upon request, may disclose such information about you in its file to another member company with whom you apply for life or health insurance or to whom a claim for benefits may be submitted; when requested by a government agency; in connection with a legal or arbitration proceeding; or for other purposes as required or permitted by applicable law.

COVERAGE CONDITIONS I (we) understand that the Company checked above is conditioning the issuance of coverage on the provision of this authorization, and that, while I (we) may refuse to sign this authorization, my (our) refusal to do so could result in coverage not being issued.

ADDITIONAL AUTHORIZATIONS You have advised me (us) that the Company checked above may request additional authorizations in order to obtain the information the Company checked above needs to complete its review of my (our) application and, if the policy is issued, in connection with any claim asserted under the policy. I (we) understand that I (we) am not obligated to provide these additional authorizations but that, if I (we) choose not to provide them, this application and any claim made under the policy, if issued, may be rejected.

DURATION Unless otherwise revoked, I (we) agree that this authorization will expire on the earlier of the date that the Company checked above declines my application for coverage or, if a policy is issued, 24 months from the date of my application. I (we) understand that I (we) may revoke my (our) authorization at any time. No termination or revocation shall affect (1) any action that the Company checked above has taken action in reliance on this authorization or (2) any right granted the Company checked above by law to contest a claim under the policy or the policy items. If I (we) choose to revoke any authorization, the application and any claim made under the policy, if issued, may be rejected. My revocation must be submitted in writing to: Chief Underwriter, AXA Equitable Life Insurance Company/AXA Equitable Life and Annuity Company/MONY Life Insurance Company of America/MONY Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104.

COPY OF AUTHORIZATIONS I (we) have a right to ask for and receive true copies of this Authorization Form and all other authorizations signed by me (us). I (we) agree that reproduced copies will be as valid as the original.

X____

Signature of Proposed Insured/Patient or Authorized Representative

____

Print Name of Proposed Insured/Patient or Authorized Representative

____

Description of Personal Representative's Authority or Relationship to Proposed Insured/Patient

Dated at City, State ____________________________ on __________________

(mm/dd/yyyy)

THIS PAGE MUST BE LEFT WITH THE PROPOSED INSURED/APPLICANT

UNDERWRITING PROCESS INFORMATION

YOUR INSURANCE APPLICATION & HOW IT IS HANDLED

Thank you for applying to us for insurance. This form provides important information about the underwriting of your application and our practice respecting your personal and medical record information as required by those states that have adopted the NAIC Model Insurance Information and Privacy Protection Act and other states that may have similar requirements.

OUR UNDERWRITING PROCESS

Underwriting. Our evaluation of your application begins with the medical history you furnish. Since we rely on the accuracy and completeness of your answers, we may verify them both before and after a policy is issued. This description is not intended to limit or alter the authorization provided in conjunction herewith. In the event of any inconsistencies, the terms of the actual Authorization will control.

Source of Information. We may request additional information from physicians, hospitals, clinics, medical practitioners, medical testing laboratories, pharmacies, life settlement companies, life settlement brokers/providers, other health care providers, health plans, the Medical Information Bureau, other insurers to which you have applied, your employer, business associates, financial institutions, governmental units, consumer reporting agencies and your financial professional. Your signature of the Acknowledgment and Authorization Form and any additional authorizations we may request permit us to make these inquiries. They may be made by personal interview, by telephone or in writing. We do not use another insurer's underwriting decision as a basis for our decision on your application. You have the right to know (usually through a physician you name) what information we have concerning you, and if it is incorrect, to have it corrected. If you want more information about this, contact your financial professional. If we request information about you from an insurance support organization, they may also furnish this information to others authorized by you. In this connection, the federal and various state Fair Credit Reporting Acts require that you be given this notice.

> To help establish eligibility for insurance, an investigative consumer report (including information on finances, character and general reputation) may be requested. It would be based on interviews with your employer, business associates, financial institutions, governmental units, and references you name. You may also be interviewed yourself.
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> You may write to us for more complete details on consumer reports. You also have the right to know whether a consumer report was made, the name and address of the agency which made it, and to obtain a copy of the report from them. You can obtain a summary of all your rights under the Fair Credit Reporting Act from the Consumer Reporting Agency.

MEDICAL INFORMATION BUREAU (MIB)

The MIB is a non-profit organization of life insurance companies. Its members exchange information in order to protect the majority of applicants from the few who might not disclose significant facts in applying for coverage. Member companies report to it information of underwriting significance as authorized by applicants and policy holders. This information is, in turn, available only to other member companies when appropriately authorized to secure it. While the MIB may help us identify areas about which we need additional information for our underwriting evaluation, we do not use MIB reports as the basis for our underwriting decisions.

Upon request, the MIB will arrange for disclosure to you of any information it may have concerning you. If you question the accuracy of this information, you may request a correction according to the federal Fair Credit Reporting Act. You may contact MIB, Inc at 50 Braintree Hill Park, Suite 400, Braintree, MA 02184-8734, Telephone: (866) 692-6901.

Report of Adverse Decision. If an adverse underwriting decision is made on your application, you will be notified and given the reason for this as well as instructions for obtaining further details. If you believe this decision was based on erroneous information, you should contact your financial professional.

Where to Write to Us. Your financial professional/insurance broker will be pleased to give you the address of our office to which you can write concerning any of the matters discussed above.

FINANCIAL PROFESSIONAL/BROKER CERTIFICATION

Brokerage Name/Agency Code: ____________________

1. Rate Class/Tobacco Class quoted: Proposed Insured 1 ____________________
   Proposed Insured 2 ____________________

Q2: If "Yes," please provide details in the box. Do not accept money and/or execute a Temporary Insurance Agreement/Receipt.

	Proposed Insured 1	Proposed Insured 2
2. Are you aware of any other information that would adversely affect Proposed Insured's eligibility, acceptability, or insurability?	☐ Yes ☐ No	☐ Yes ☐ No
3. Does (do) the Proposed Insured(s) speak and understand English?	☐ Yes ☐ No	☐ Yes ☐ No

Proposed Insured 1	Proposed Insured 2

Q3 & 3a: If "No," please explain how questions were asked and answered. In what language should the Personal History Interview be conducted? Indicate details in the box provided.

3a. Does the Owner speak and understand English? ☐ Yes ☐ No

Proposed Insured 1	Proposed Insured 2	Owner

4. Did you: (i) Verify the identity of the Proposed Insured(s) and Policy Owner by reviewing the driver's license/passport?
   Proposed Insured 1: ☐ Yes ☐ No Proposed Insured 2: ☐ Yes ☐ No Owner: ☐ Yes ☐ No
   (ii) Inquire about the source of the customer's assets and income?
   Proposed Insured 1: ☐ Yes ☐ No Proposed Insured 2: ☐ Yes ☐ No Owner: ☐ Yes ☐ No
   (iii) Confirm that the Proposed Insured(s), Policy Owner or Applicant is not (nor is a family member of or associated with) a foreign military, government or political official?
   Proposed Insured 1: ☐ Yes ☐ No Proposed Insured 2: ☐ Yes ☐ No Owner: ☐ Yes ☐ No

   (If "No," to 4.(i), (ii), or (iii), money may not be taken without Company home office approval.)

5. How long have you known Proposed Insured 1? ____________ Proposed Insured 2? ____________
6. Your relationship, if any, to the Proposed Insured 1 ____________ Proposed Insured 2 ____________
7. If Proposed Insured is a child (issue age 0–14), when did you last see child? ____________(mm/dd/yyyy)

COMMISSION INFORMATION

8.

Financial Professional(s) Name(s)	**Financial Professional Number**	**%**	**Contact by:** ☐ **Phone** ☐ **E-mail** ☐ **Fax** **Contact or E-mail Address**	**Annualize Commission Retail Only**
				☐ Do not prepay (4) ☐ Prepay (5)
				☐ Do not prepay (4) ☐ Prepay (5)
				☐ Do not prepay (4) ☐ Prepay (5)
				☐ Do not prepay (4) ☐ Prepay (5)

9. **Compliance Information**

THESE QUESTIONS MUST BE COMPLETED BY RETAIL AGENTS FOR VARIABLE PRODUCTS ONLY

These questions MUST BE COMPLETED with respect to the OWNER

a. Is the Owner affiliated with or employed by a member of FINRA? ☐ Yes ☐ No

b. Has a Financial Plan been prepared by AXA Advisors, LLC for the client in the last 12 months? ☐ Yes ☐ No

Plan # or Planning Tool Name: ______________________________

c. Investment Time Horizon : ☐ < 5 years ☐ 5–10 years ☐ 11–15 years ☐ > 15 years

d. Investment Objective: (for this purchase only) ☐ Safety of Principal ☐ Income ☐ Income & Growth ☐ Growth ☐ Aggressive Growth

e. Risk Tolerance: (for this purchase only) ☐ Aggressive ☐ Moderate/Aggressive (Moderate-Plus) ☐ Moderate ☐ Conservative/Moderate (Conservative-Plus) ☐ Conservative

f. Marital Status: ☐ Single ☐ Married ☐ Widowed ☐ Divorced ☐ Separated ☐ Domestic Partner

g. No. of Dependents: ______________

h. Federal Tax Bracket: ______________%

i. Reallocate after delivery? ☐ Yes ☐ No

j. Investments/Assets (prior to this investment):

☐ CDs $__________
☐ Stocks $__________
☐ Bonds $__________
☐ Annuities $__________
☐ Retirement Accounts $__________
☐ Other *(excluding primary residence)* $__________

☐ Mutual Funds
 ☐ Income $__________
 ☐ Growth $__________
 ☐ Aggressive $__________
 ☐ Other Funds $__________

k. Total Investments/Assets $__________
Cash (Checking, Savings, MMA) $__________
Total Investments/ Assets (above) and Cash **$__________**

l. Estimated Gross Annual Household Income $__________

m. Estimated Liquid Net Worth (excluding residence) $__________

n. Investment Experience (in years)

	None	< 1	1–4	5+
CDs	☐	☐	☐	☐
Stocks	☐	☐	☐	☐
Bonds	☐	☐	☐	☐
Annuities	☐	☐	☐	☐
Mutual Funds	☐	☐	☐	☐

CERTIFICATION/AGREEMENT MUST BE COMPLETED AND SIGNED BY AGENT OR BROKER FOR *ALL* PRODUCTS

I certify that I have successfully communicated to the proposed insured AXA Equitable's position against stranger originated life insurance (STOLI) as outlined in their published field bulletins. I have not promoted or facilitated the promotion of a planned sale or assignment of this policy to a life settlement, viatical, or other secondary market provider or other investor, nor am I aware that the issuance of this policy is being procured by any such entity. I have not been involved in any sale or potential sale of a beneficial interest in this policy or interest in an entity owning this policy, nor am I aware of any terms in any Trust documents connected with this policy providing for subsequent transfers of beneficial interests therein. Further, I am not aware of any discussion with a third party, relative to a pre-planned transfer of an interest in this policy outside of the sales process.

I certify that I have truly and accurately recorded all information supplied by Proposed Insured(s), Owner(s) and any Applicant(s) onto this application. I agree to notify AXA Equitable or the company checked on page one of the application if there is any material change* to any of the answers or representations made in this application or its supplements before the full initial premium is paid, the policy is delivered, and all other delivery requirements are completed. I further certify that all sales materials used during the sales process were appropriate and in accordance with regulatory and compliance guidelines.

**A change that may affect the rating or insurability of the Proposed Insured or the overall approval of this application.*

Signature of Licensed Financial Professional/Insurance Broker ______________________ Date ______________

Print Licensed Financial Professional/Insurance Broker's Name ______________________________

License Number ______________________________